EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Annual Report on Form 10-K of USANA Health Sciences, Inc. for the period ended December 30, 2023 as filed February 27, 2024 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date: February 27, 2024	/s/ Jim H. Brown
Jim H. Brown
Chief Executive Officer (Principal Executive Officer)